UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: March 11, 2010
(Date of Earliest Event Reported)

Dakota Growers Pasta Company, Inc.

(Exact name of registrant as specified in its charter)

North Dakota	000-50111	45-0423511
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of Incorporation)

One Pasta Avenue
Carrington, North Dakota 58421
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (701) 652-2855

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

On March 10, 2010, Dakota Growers Pasta Company, Inc. (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Agricore United Holdings, Inc., a Delaware corporation (“Parent”), and Bluebird Acquisition Corporation, a North Dakota corporation and a wholly owned subsidiary of Parent (“Merger Sub”).  Parent is a wholly owned subsidiary of Viterra Inc., a corporation incorporated under the laws of the Province of Saskatchewan (“Viterra”).  Pursuant to the Merger Agreement, subject to the terms and conditions thereof (which does not include a financing condition), Merger Sub will commence a tender offer (the “Offer”) to purchase all of the outstanding shares of (i) common stock, par value $0.01 per share, of the Company (the “Common Shares”), at a purchase price of $18.28 per share in cash (the “Common Offer Price”) and (ii) Series D Non-Cumulative Delivery preferred stock, par value $0.01 per share, of the Company (the “Series D Shares”), at a price of $0.10 per share in cash (the “Series D Offer Price”).  Upon successful completion of the Offer, and subject to the terms and conditions of the Merger Agreement, Merger Sub will be merged with and into the Company (the “Merger”), and the Company will survive the Merger as a wholly owned subsidiary of Parent.  Each of the Company’s and Viterra’s boards of directors unanimously approved the Merger Agreement and the transactions contemplated therein.

Merger Sub has agreed to commence the Offer by no later than 5 p.m. New York City time on March 24, 2010, and the Offer shall remain open for at least 30 business days.  Consummation of the Offer and the Merger is subject to the satisfaction or waiver of a number of customary closing conditions set forth in the Merger Agreement, including, among others, that (i) there is validly tendered (and not withdrawn) more than 50% of the Common Shares determined on a fully-diluted basis, (ii) certain regulatory clearances have been obtained by the parties, including the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) a material adverse effect to the Company shall not have occurred, and (iv) the other conditions set forth in the Merger Agreement have been satisfied or waived.

Pursuant to the Merger Agreement, the Company granted Merger Sub, subject to certain conditions and limitations, an irrevocable option to purchase, following completion of the Offer and at the Common Offer Price, a number of Common Shares that, when added to the number of Common Shares owned by Parent and Merger Sub at the time of exercise of the option, constitutes one Common Share more than 90% of the Common Shares outstanding at such time determined on a fully diluted basis (the “Top-Up Option”). The Top-Up Option is intended to expedite the timing of the completion of the Merger by effecting the Merger pursuant to North Dakota’s “short form” merger statute.  Following the Offer, if Merger Sub does not own at least 90% of the outstanding Common Shares and does not elect to exercise the Top-Up Option, a Company shareholder vote would be required to consummate the Merger.

At the effective time of the Merger (the “Effective Time”), each outstanding Common Share and Series D Share (other than Common Shares and Series D Shares owned by Parent, Merger Sub or the Company immediately prior to the Effective Time and other Common Shares and Series D Shares as to which appraisal rights have been exercised in accordance with applicable law) will automatically be converted into the right to receive the Common Offer Price or the Series D Offer Price, as applicable, on the terms and subject to the conditions set forth in the Merger Agreement.  The Merger Agreement provides that options to purchase Common Shares (the “Company Options”) outstanding immediately prior to the closing of the Offer, will become fully vested and be cancelled, and in exchange therefor the holder of such Company Options will receive a payment in cash (subject to any applicable withholding tax and payable without interest) equal to the product of (x) the excess, if any, of the Common Offer Price over the exercise per share of each such Company Option, multiplied by (y) the total number of Common Shares for which such Company Option shall not theretofor been exercised.

The Merger Agreement further provides that, upon payment for the Common Shares and Series D Shares pursuant to the Offer, Merger Sub shall be entitled to designate a number of directors to the Board of Directors of the Company (the “Board”) and committees of the Board in proportion with its ownership of Common Shares following consummation of the Offer.

Parent, Merger Sub and the Company have made customary representations and warranties in the Merger Agreement and agreed to certain customary covenants, including covenants regarding operation of the business of the Company and its subsidiaries prior to consummation of the Offer.  In addition, the Merger Agreement contains a non-solicitation covenant restricting the Company from soliciting, or providing information or entering into discussions concerning third-party proposals relating to alternative acquisition transactions, subject to customary Board fiduciary duty exceptions.

The Merger Agreement contains certain termination rights by the Company and Parent including, with respect to the Company, in the event that the Company receives a superior proposal.  In connection with the termination of the Merger Agreement under specified circumstances, including with respect to the acceptance of a superior proposal by the Company, the Company may be required to pay Parent a termination fee equal to $5,000,000.

Either party may specifically enforce the other party’s obligations under the Merger Agreement.

The foregoing description of the Merger Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Form 8-K and incorporated herein by reference.

Guarantee

Concurrently with the execution of the Merger Agreement, Viterra entered into a Guarantee (the “Guarantee”) for the benefit of the Company, under which Viterra agreed to unconditionally guarantee the performance of Parent’s obligations under the Merger Agreement, including Parent’s obligation to provide funds to Merger Sub to accept for payment and to pay for any Company Shares tendered in the Offer and to provide funds to the exchange fund, in each case in accordance with the terms of the Merger Agreement.

The foregoing description of the Guarantee is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Guarantee, a copy of which is filed as Exhibit 2.2 to this Form 8-K and incorporated herein by reference.

Cautionary Note Regarding the Merger Agreement

The Merger Agreement has been included to provide investors with information regarding its terms.  It is not intended to provide any other factual information about the Company, Parent or Merger Sub.  In particular, the representations and warranties contained in the Merger Agreement were made only for the purposes of the Merger Agreement, as of the specific dates therein, and were solely for the benefit of the parties to the Merger Agreement.  The representations and warranties contained in the Merger Agreement may be subject to limitations agreed upon by the parties to the Merger Agreement and are qualified by information in confidential disclosure schedules provided by the Company in connection with the signing of the Merger Agreement.  These confidential disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement.  Moreover, certain representations and warranties in the Merger Agreement may be subject to a standard of materiality provided for in the Merger Agreement and have been used for the purpose of allocating risk among the Company, Parent and Merger Sub, rather than establishing matters of fact.  Information concerning the subject matter of the representations and warranties may also change after the date of the Merger Agreement, which subsequent information may not be fully disclosed in the parties’ public disclosures.  Accordingly, the representations and warranties in the Merger Agreement may not constitute the actual state of facts about the Company, Parent or Merger Sub.  Investors are not third party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company, Parent or Merger Sub, or any of their respective subsidiaries or affiliates.

Item 3.03  Material Modification to Company’s Rights Agreement.

In connection with approval of the Merger Agreement, the Company’s Board of Directors also approved an Amendment to the Second Amended and Restated Rights Agreement (the “Rights Agreement”), dated as of April 26, 2002, between the Company and Wells Fargo Bank, N.A., as rights agent (the “Amendment”).  The Amendment renders the Rights Agreement inapplicable to Parent and Merger Sub and the Merger Agreement and Support Agreements (as defined below).  The Amendment also provides that the Rights Agreement will terminate at the effective time of the Merger.

The foregoing description of the Amendment is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 4.1 to this Form 8-K and incorporated herein by reference.

Item 7.01  Regulation FD Disclosure.

On March 10, 2010, the Company and Viterra Inc. issued a joint press release, a copy of which is attached as Exhibit 99.1 hereto, and the Company issued a press release, a copy of which is attached as Exhibit 99.2 hereto, in each case announcing the execution of the Merger Agreement.

Item 8.01 Other Events

Concurrently with the entry into the Merger Agreement, certain officers and shareholders of the Company (collectively, the “Tendering Shareholders”) entered into Tender and Support Agreements with Parent and Merger Sub (the “Support Agreements”).  Common Shares held by the Tendering Shareholders account for, in the aggregate, approximately 29% of the outstanding Common Shares determined on a fully diluted basis on the date of the Merger Agreement.  Subject to the terms and conditions of the Support Agreements, such Tendering Shareholders agreed, among other things, to tender their shares in the Offer and, if required, to vote their shares in favor of adoption of the Merger Agreement.

Additional Information about the Offer

The Offer has not yet commenced.  The description contained herein is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any securities.  The solicitation and the offer to buy the Common Shares and Series D Shares will be made only pursuant to a tender offer statement on Schedule TO, including an offer to purchase and other related materials, which Parent and Merger Sub are obligated by law and the Merger Agreement to file with the Securities and Exchange Commission.  In addition, the Company is obligated by law and the Merger Agreement to file with the Securities and Exchange Commission, a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the Offer.  These materials will be sent free of charge to all holders of Common Shares and Series D Shares.  In addition, investors and the Company’s shareholders will be able to obtain free copies of these materials and other documents filed by the Company, Parent and Merger Sub with the Securities and Exchange Commission at the website of the Securities and Exchange Commission at www.sec.gov.  The Company’s shareholders are advised to read these documents, any amendments to these documents and any other documents relating to the Offer that are filed with the Securities and Exchange Commission carefully and in their entirety prior to making any decisions with respect to the Offer because they contain important information, including the terms and conditions of the Offer.

Forward-looking Statements

Statements in this Current Report on Form 8-K that relate to future results and events are forward-looking statements based on the Company’s current expectations.  Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors.  All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including the anticipated timing of filings and approvals relating to the transaction; statements regarding the expected timing of the completion of the transaction; statements regarding the ability to complete the transaction considering the various closing conditions; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing.  Investors and shareholders are cautioned not to place undue reliance on these forward-looking statements.  Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties.  Risks and uncertainties that could cause results to differ from expectations include: uncertainties as to the timing of the Offer and Merger; uncertainties as to how many of the Company’s shareholders will tender their stock in the Offer; the risk that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, licensees, other business partners or governmental entities; other business effects, including the effects of industry, economic or political conditions outside of the Company’s control; transaction costs; actual or contingent liabilities; and other risks and uncertainties discussed in documents filed with the Securities and Exchange Commission by the Company, as well as the tender offer documents to be filed by Parent and Merger Sub and the Solicitation/Recommendation Statement to be filed by the Company.  The Company assumes no obligation and does not intend to update these forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(a)             Not applicable.

(b)             Not applicable.

(c)             Not applicable.

(d)             Exhibits

Exhibit No.	Document Designation
2.1	Agreement and Plan of Merger among Agricore United Holdings, Inc., Bluebird Acquisition Corporation and Dakota Growers Pasta Company, Inc., dated as of March 10, 2010.
2.2	Guarantee, by Viterra Inc., for the benefit of Dakota Growers Pasta Company, Inc., dated as of March 10, 2010.
4.1

Amendment to the Rights Agreement, by and between Dakota Growers Pasta Company, Inc. (f/k/a Dakota Growers Restructuring Company, Inc.) and Wells Fargo Bank, N.A. (f/k/a Wells Fargo Bank Minnesota, National Association), dated as of March 10, 2010.

99.1	Joint Press Release of Dakota Growers Pasta Company, Inc. and Viterra Inc., dated as of March 10, 2010.
99.2	Press Release of Dakota Growers Pasta Company, Inc., dated as of March 10, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAKOTA GROWERS PASTA COMPANY, INC.

	By:	/s/ Timothy J. Dodd
		Timothy J. Dodd,	President and
Chief Executive Officer

Dated: March 11, 2010

EXHIBIT INDEX

Exhibit No.	Document Designation
2.1	Agreement and Plan of Merger among Agricore United Holdings, Inc., Bluebird Acquisition Corporation and Dakota Growers Pasta Company, Inc., dated as of March 10, 2010.
2.2	Guarantee, by Viterra Inc., for the benefit of Dakota Growers Pasta Company, Inc., dated as of March 10, 2010.
4.1	Amendment to the Rights Agreement, by and between Dakota Growers Pasta Company, Inc. and Wells Fargo Bank Minnesota, National Association, dated as of March 10, 2010.
99.1	Joint Press Release of Dakota Growers Pasta Company, Inc. and Viterra Inc., dated as of March 10, 2010.
99.2	Press Release of Dakota Growers Pasta Company, Inc., dated as of March 10, 2010.